Subsequent Events	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events

NOTE 11 - Subsequent Events

a.
On July 2, 2012, the Company consummated the arrangement with the holders of its Series A convertible notes and Series B convertible notes. Pursuant to the terms of the arrangement, the conversion price of the Series A notes was reduced from NIS 63.00 (approximately $16.05) per share to NIS 1.37 per share (approximately $0.35) during the period from July 3, 2012 and to July 22, 2012. Thereafter, the conversion price of the Series A notes increased to NIS 7.61 per share (approximately $1.94). The conversion price of the Series B notes was reduced from NIS 10.00 (approximately $2.55) per share to NIS 7.61 per share (approximately $1.94) during the period from July 3, 2012 and to July 12, 2012. Thereafter, the conversion price of the Series B notes was further reduced to NIS 1.83 per share (approximately $0.47) until August 6, 2012. Thereafter, the conversion price of the Series B notes returned to NIS 7.61 per share. Between July 3, 2012 and August 6, 2012, Series A notes in an aggregate principal amount of NIS 3,260,125 (or approximately $830,000) were converted into 2,379,653 ordinary shares, and Series B notes in an aggregate principal amount of NIS 10,720,285 (or approximately $2,731,000) were converted into 5,858,079 ordinary shares. These conversions reduced the aggregate principal amount of the Series A notes outstanding to NIS 77,735,203 (or approximately $19.8 million) and the aggregate principal amount of the Series B notes outstanding to NIS 20,058,715 (or approximately $5.1 million). The foregoing does not include NIS 26,000,000 (or approximately $6.6 million) aggregate principal amount of Series A notes that were purchased in the open market by Orckit-Corrigent Ltd., a wholly-owned subsidiary of the Company, in 2009 and are now secured by a lien in favor of the trustee of the Series A notes.The principal amount outstanding of these notes was further reduced by the payment in August 2012 of $9.1 million in principal amount of the Series A notes and $540,000 in principal amount of the Series B notes.

Pursuant to the arrangement, the Company has the right to force the conversion of the Series A notes and/or the Series B notes at the price of $1.97 per share if the prevailing market price of its ordinary shares is at least $3.00 per share. Prevailing market price is the price on the Tel Aviv Stock Exchange for any 20 trading days within a period of 30 consecutive trading days. In addition, as contemplated by the terms of the arrangement, Messrs. Izhak Tamir and Eric Paneth have each provided a $200,000 unsecured subordinated loan to the Company. The loans are subordinated to the Company's obligations under the Series A notes and Series B notes and may be repaid only after the note holders have been fully repaid. The U.S. Dollar amounts appearing in this note are based on the representative exchange rate published by the Bank of Israel on July 3, 2012.

The arrangement contemplates the deferral of the early redemption right of the Series A note holders over approximately 29 months. The arrangement would not reduce the total amounts payable to the note holders. Under the arrangement, each holder of Series A notes that requests early redemption of its notes would be entitled to its pro rata portion of the payments with respect to the Series A notes listed below (includes CPI linkage and, unless otherwise specified below and accrued interest except for interest accrued over the previous five-and-a-half months). Each holder of Series B notes that requests partial early redemption of its notes would be entitled to its pro rata portion of the payments with respect to the Series B notes listed below (includes accrued interest):

Payment Date	Series A Notes	Series B Notes
August 2012	$9.1 million	$540,000
October 2, 2012	$2.3 million	$360,000
March 29, 2013	$1.3 million	$144,000
July 1, 2014	$11.0 million plus accrued interest	$192,000

Pursuant to the arrangement, on August 20, 2012, the Company repaid an aggregate principal amount of NIS 29,662,842 (or approximately $7.6 million) of Series A notes and on August 22, 2012 , the Company repaid an aggregate principal amount of NIS 2,117,181 (or approximately $539,000) of Series B notes. The remaining principal amount of the Series B notes, after the repayments listed in the table above, of approximately $3.9 million is payable in December 2017. To the extent notes were not converted, the required payments to the note holders will be reduced in the reverse order of maturity, beginning with the last payment to be made according to the schedule of payments.

The Company will account for the change in conversion rate, as well as the debt restructuring, as part of its interim report for the third quarter of 2012.

The U.S. Dollar translations appearing in this note are based on the representative exchange rate published by the Bank of Israel on July 3, 2012 and are subject to change as the exchange rate of the New Israeli Shekel in relation to the U.S. Dollar fluctuates.

b.
In third quarter of 2012, following approvals of the Board of Directors, the Compensation Committee and the Audit Committee, 1,816,400 options were granted to the Company's employees to purchase 1,816,400 ordinary shares of the Company, representing, as of July 22, 2012, approximately 5.83% of the issued and outstanding ordinary shares of the Company on a post-issuance basis. The stock options were granted under the Company's equity incentive plan, and have an exercise price equal to the closing price preceding the date of grant by the Board of Directors, i.e., an exercise price of $0.23 per share. The stock options granted are exercisable for seven years following the date of grant and are subject to a two-year vesting period, with 12.5% of the option shares vesting each quarter. The grants of stock options to vice presidents of the Company would be subject to acceleration of 50% of his or her unvested options at that time if (i) the Company undergoes a change of control and (ii) he or she is terminated within six (6) months thereafter.